UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

November 30, 2012

Semi-Annual Repor t

Western Asset

Adjustable Rate

Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Adjustable Rate Income Fund

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset Adjustable Rate Income Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Adjustable Rate Income Fund for the six-month reporting period ended November 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

Effective September 1, 2012, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, Andrea A. Mack, Dennis J. McNamara, and Timothy J. Settel. Mr. Walsh has been responsible for the day-to-day management of the Fund since 2006, Ms. Mack since 2007, and Messrs. McNamara and Settel since September 2012. Messrs. Walsh, McNamara and Settel and Ms. Mack have been employed by Western Asset Management Company (“Western Asset”) as investment professionals for at least the past five years. These individuals work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2012

Western Asset Adjustable Rate Income Fund	III

Investment commentary

Economic review

While the U.S. economy continued to grow over the six months ended November 30, 2012, it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy slowed in the second quarter, as GDP growth was a tepid 1.3%, before accelerating to 3.1% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment continued to be elevated. Looking back, unemployment, as reported by the U.S. Department of Labor, was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then moved higher to 8.2% in May and 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.7% in November. However, the number of longer-term unemployed remained high, as roughly 40% of the 12 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 5.9% on a seasonally adjusted basis in November 2012 versus the previous month and they were 14.5% higher than in November 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,600 in November 2012, up 10.1% from November 2011. This marked the ninth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 3.8% in November, which represents a 4.8 month supply at the current sales pace. This represents the lowest inventory since September 2005.

The manufacturing sector appeared to overcome a soft patch that occurred in the summer of 2012 as it improved toward the end of the reporting period, only to experience another setback in November 2012. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. However, the PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009.

IV	Western Asset Adjustable Rate Income Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In June 2012, the Fed announced that it would extend its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rateiv in a historically low range between zero and 0.25% until at least mid-2015. Finally, at its meeting in December, after the reporting period ended, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2012?

A. Overall, short-term Treasury yields edged lower, while long-term Treasury yields rose during the reporting period. When the period began, two- and ten-year Treasury yields were 0.27% and 1.59%, respectively. Two-year Treasury yields rose as high as 0.33% in late June and hit a trough of 0.22% on several occasions during the period. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Ten-year Treasuries peaked at 1.88% in mid-September due to some positive developments in Europe and the introduction of additional central bank quantitative easing programs in the U.S. and abroad. When the reporting period ended on November 30, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.62%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including periodic fears of contagion from the European sovereign debt crisis and mixed economic data in the U.S. However, overall the spread sectors performed well given generally solid demand from investors looking to generate incremental yield in the low interest rate environment. For the six months ended November 30, 2012, the Barclays U.S. Aggregate Indexv returned 1.99%.

Q. How did the high-yield market perform over the six months ended November 30, 2012?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield – 2% Issuer Cap Indexvi, posted positive returns during all six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. All told, the high-yield market gained 8.54% for the six months ended November 30, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A. After falling sharply in May 2012, prior to the beginning of the reporting period,

Western Asset Adjustable Rate Income Fund	V

the asset class rallied sharply during the six months ended November 30, 2012. The asset class moved higher during every month of the period given overall solid investor risk appetite. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 13.20% over the six months ended November 30, 2012.

Performance review

For the six months ended November 30, 2012, Class A shares of Western Asset Adjustable Rate Income Fund, excluding sales charges, returned 2.46%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexviii, returned 0.07% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 1.82% over the same time frame.

Performance Snapshot as of November 30, 2012 (unaudited)
(excluding sales charges)	6 months
Western Asset Adjustable Rate Income Fund:
Class A	2.46%
Class B2	1.89%
Class C1♦	2.17%
Class I	2.56%
Citigroup 6-Month U.S. Treasury Bill Index	0.07%
Lipper Short Investment Grade Debt Funds Category Average[1]	1.82%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended November 30, 2012 for Class A, Class B, Class C1♦ and Class I shares were -0.11%, -1.02%, -0.69% and 0.08%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class C shares is not shown because this share class commenced operations on August 1, 2012.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 1, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C1♦ and Class I shares were 0.81%, 1.70%, 1.40% and 0.55%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 273 funds in the Fund’s Lipper category, and excluding sales charges.

[2]	All outstanding Class B shares of the Fund were converted into Class A shares of the Fund, at the close of business, on December 14, 2012.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares (formerly Class C) will continue to be available for dividend reinvestment and incoming exchanges.

VI	Western Asset Adjustable Rate Income Fund

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

December 28, 2012

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2012 and May 31, 2012 and does not include derivatives, such as futures contracts and written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2012 and held for the six months ended November 30, 2012, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]
Class A	2.46%	$1,000.00	$1,024.60	0.86%	$4.36	[3]	Class A	5.00%	$1,000.00	$1,020.76	0.86%	$4.36
Class B	1.89	1,000.00	1,018.90	1.80	9.11	[3]	Class B	5.00	1,000.00	1,016.04	1.80	9.10
Class C4	1.14	1,000.00	1,011.40	1.56	5.20	[5]	Class C	5.00	1,000.00	1,017.25	1.56	7.89
Class C1[6]	2.17	1,000.00	1,021.70	1.45	7.35	[3]	Class C1[6]	5.00	1,000.00	1,017.80	1.45	7.33
Class I	2.56	1,000.00	1,025.60	0.66	3.35	[3]	Class I	5.00	1,000.00	1,021.76	0.66	3.35

[1]	For the six months ended November 30, 2012, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

[4]	For the period August 1, 2012 (inception date) through November 30, 2012

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (121), then divided by 365.

[6]	On August 1, 2012 Class C shares were reclassified as Class C1 shares.

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Citi 6M T-Bill	— Citigroup 6-Month U.S. Treasury Bill Index
HY	— High Yield Corporate Bonds
IG	— Investment Grade Corporate Bonds
WA ARI	— Western Asset Adjustable Rate Income Fund
MBS	— Mortgage-Backed Securities

4	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Citi 6M T-Bill	— Citigroup 6-Month U.S. Treasury Bill Index
HY	— High Yield Corporate Bonds
IG	— Investment Grade Corporate Bonds
WA ARI	— Western Asset Adjustable Rate Income Fund
MBS	— Mortgage-Backed Securities

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2012

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 29.7%
U.S. Government Agencies — 29.7%
Federal Farm Credit Bank (FFCB), Bonds	0.178%	4/17/13	$2,250,000	$2,250,364	(a)
Federal Farm Credit Bank (FFCB), Bonds	0.300%	10/15/13	2,000,000	2,002,110	(a)
Federal Home Loan Bank (FHLB), Bonds	0.210%	4/26/13	2,250,000	2,250,535	(a)
Federal Home Loan Bank (FHLB), Bonds	0.180%	8/1/13	2,500,000	2,500,245	(a)
Federal Home Loan Bank (FHLB), Bonds	0.250%	1/2/14	2,250,000	2,251,483	(a)
Federal Home Loan Bank (FHLB), Bonds	0.165%	1/3/14	4,000,000	3,997,348	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.691%	8/1/29	37,314	38,577	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.352%	8/1/32	210,834	213,293	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	3.100%	8/1/32	31,338	31,591	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.320%	12/1/26	97,265	103,120	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.468%	7/1/29	244,044	261,464	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.526%	7/1/29	89,760	96,343	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.100%	7/1/33	763,408	808,668	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.477%	8/1/25	60,361	61,351	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	5.000%	12/1/30	40,718	41,413	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	2,514	2,953
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.159%	5/6/13	3,500,000	3,501,729	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.160%	6/3/13	4,400,000	4,400,321	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.180%	11/4/13	2,250,000	2,250,367	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.214%	12/5/14	2,000,000	2,000,000	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.349%	12/1/23	130,528	139,318	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	1.912%	2/1/24	79,359	80,336	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.142%	4/1/26	393,322	419,787	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.258%	6/1/29	798,380	858,421	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.497%	7/1/29	267,159	286,392	(a)

See Notes to Financial Statements.

6	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.407%	3/1/31	$120,526	$128,666	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.325%	5/1/31	4,399	4,449	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.503%	3/1/33	1,453,907	1,536,508	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.344%	10/1/33	294,150	314,184	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	2.981%	5/1/33	791,568	849,953	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Six Month LIBOR	2.803%	7/1/27	52,732	53,160	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Three Year CMT ARM	3.204%	12/1/30	130,607	131,555	(a)
Federal National Mortgage Association (FNMA), 11th District COFI	5.482%	2/1/31	719,784	777,464	(a)
Federal National Mortgage Association (FNMA), Bonds	2.281%	4/1/33	375,579	399,135	(a)
Federal National Mortgage Association (FNMA), Five Year CMT ARM	5.366%	5/1/30	341,850	346,651	(a)
Federal National Mortgage Association (FNMA), Notes	0.360%	12/3/12	2,250,000	2,250,000	(a)
Federal National Mortgage Association (FNMA), Notes	0.375%	12/21/15	6,000,000	5,998,386
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.370%	11/1/18	140,650	151,075	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.326%	4/1/20	50,954	53,919	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.311%	7/1/21	54,954	55,716	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.392%	8/1/22	34,472	37,056	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.571%	7/1/23	56,072	60,349	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.945%	8/1/23	49,888	50,950	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.500%	2/1/24	144,927	155,330	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.185%	4/1/25	352,364	375,667	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.268%	12/1/25	53,470	57,051	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.489%	1/1/27	143,157	153,347	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.478%	7/1/27	237,446	255,898	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	7

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.615%	8/1/27	$87,248	$89,492	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.200%	2/1/28	26,974	28,390	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.411%	3/1/28	75,173	76,979	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.504%	2/1/29	206,099	220,801	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.501%	8/1/29	308,614	331,805	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.391%	11/1/29	321,297	344,275	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.515%	1/1/30	154,278	157,703	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.655%	12/1/30	592,862	638,905	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.360%	1/1/31	184,561	196,693	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.237%	2/1/31	165,771	177,165	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.386%	3/1/31	103,669	111,254	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.173%	4/1/31	262,361	279,769	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.211%	4/1/31	57,856	60,821	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.354%	7/1/31	100,001	105,191	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.390%	9/1/31	76,822	81,990	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.400%	9/1/31	98,983	105,698	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.688%	10/1/31	153,726	155,067	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.125%	6/1/32	60,117	61,209	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.455%	7/1/32	341,306	348,987	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.145%	9/1/32	377,363	403,412	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.269%	12/1/32	805,762	824,274	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	1/1/33	148,901	152,825	(a)

See Notes to Financial Statements.

8	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.415%	1/1/33	$250,316	$250,630	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.384%	5/1/33	489,228	520,711	(a)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.664%	8/1/32	258,981	276,110	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	1.568%	12/1/20	296,431	299,259	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.575%	6/1/24	9,074	9,088	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.366%	7/1/24	233,228	242,666	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.171%	9/1/24	638,777	663,313	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.306%	9/1/24	207,681	213,070	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.125%	11/1/31	68,657	70,215	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.161%	1/1/33	361,533	382,731	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.300%	5/1/33	1,371,180	1,433,496	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.305%	6/1/33	661,475	701,802	(a)
Federal National Mortgage Association (FNMA), Three Year CMT ARM	4.633%	6/1/30	948,277	1,020,097	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	2/20/16	60,519	63,316	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	6/20/17	90,596	94,888	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	9/20/20	354,826	371,400	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.500%	3/20/21	103,737	108,332	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	3/20/21	126,794	132,653	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	6/20/22	738,946	773,955	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	8/20/22	190,306	197,641	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/22	479,582	496,948	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	11/20/22	262,548	272,055	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	9

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	12/20/22	$99,060	$102,647	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	5/20/23	160,663	168,275	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	1/20/24	123,374	128,849	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	3/20/24	262,508	274,157	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	5/20/26	160,004	167,584	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	9/20/27	297,296	308,755	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/27	312,596	323,915	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	4/20/32	381,967	400,063	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	5/20/32	126,038	132,009	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	7/20/32	883,509	917,562	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	8/20/32	583,972	606,480	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.750%	9/20/32	125,399	130,232	(a)
Total U.S. Government & Agency Obligations (Cost — $61,405,389)				62,251,607
Asset-Backed Securities — 21.6%
Access Group Inc., 2005-1 A2	0.483%	3/23/20	1,013,872	1,012,885	(a)
Ally Auto Receivables Trust, 2010-2 A3	1.380%	7/15/14	146,441	146,747
Ally Auto Receivables Trust, 2011-4 A2	0.650%	3/17/14	166,140	166,200
Ally Auto Receivables Trust, 2012-4 A2	0.480%	5/15/15	1,120,000	1,120,204
American Express Credit Account Master Trust, 2011-2 A	0.328%	6/15/16	2,200,000	2,201,551	(a)
American Express Credit Account Master Trust, 2012-3 A	0.358%	3/15/18	2,020,000	2,020,595	(a)
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.258%	7/25/32	1,238,073	1,094,406	(a)
Amortizing Residential Collateral Trust, 2002-BC6 A2	0.908%	8/25/32	332,520	285,283	(a)
Business Loan Express, 2001-2A A	0.788%	1/25/28	535,202	396,317	(a)(c)
Business Loan Express, 2002-1A A	0.758%	7/25/28	419,374	365,845	(a)(c)
Business Loan Express, 2002-AA A	0.858%	6/25/28	316,637	234,470	(a)(c)
Business Loan Express, 2003-AA A	1.158%	5/15/29	725,959	437,935	(a)(b)(c)
CarMax Auto Owner Trust, 2012-2 A2	0.640%	5/15/15	890,000	891,589

See Notes to Financial Statements.

10	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Chase Issuance Trust, 2011-A3 A3	0.328%	12/15/15	$400,000	$400,545	(a)
Chase Issuance Trust, 2012-A1 A1	0.308%	5/16/16	1,700,000	1,702,318	(a)
Chase Issuance Trust, 2012-A9 A9	0.360%	10/16/17	950,000	950,285	(a)
Cumberland Clo Ltd., 2005-2A A	0.560%	11/10/19	360,836	357,420	(a)(c)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	400,000	400,311
Ford Credit Auto Owner Trust, 2012-B A3	0.720%	12/15/16	1,200,000	1,205,081
Ford Credit Auto Owner Trust, 2012-C A2	0.470%	4/15/15	950,000	950,835
Ford Credit Auto Owner Trust, 2012-D A2	0.400%	9/15/15	1,100,000	1,099,989
GSAMP Trust, 2006-SEA1 A	0.508%	5/25/36	1,078,896	1,061,401	(a)(c)
Honda Auto Receivables Owner Trust, 2012-2 A2	0.560%	11/17/14	1,100,000	1,101,583
Honda Auto Receivables Owner Trust, 2012-2 A3	0.700%	2/16/16	900,000	905,184
Honda Auto Receivables Owner Trust, 2012-3 A2	0.460%	12/15/14	1,120,000	1,120,823
Honda Auto Receivables Owner Trust, 2012-4 A2	0.400%	4/20/15	1,500,000	1,500,172
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	220,000	220,082
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	400,000	400,001
NCUA Guaranteed Notes, 2010-A1 A	0.559%	12/7/20	2,657,373	2,666,089	(a)
New Century Home Equity Loan Trust, 2004-2 M2	0.828%	8/25/34	3,489,102	3,053,834	(a)
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	350,000	351,880
Nissan Auto Receivables Owner Trust, 2012-B A2	0.390%	4/15/15	1,050,000	1,050,387
Northstar Education Finance Inc., 2005-1 A1	0.413%	10/28/26	377,007	376,430	(a)
NovaStar Home Equity Loan Trust, 2003-1 M1	1.633%	5/25/33	546,864	361,540	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.068%	6/25/33	737,412	578,029	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.648%	8/25/33	696,929	611,916	(a)
Renaissance Home Equity Loan Trust, 2003-3 A	0.708%	12/25/33	2,007,802	1,862,486	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	18,584	18,739
SACO I Trust, 2006-5 1A	0.508%	4/25/36	444,577	187,218	(a)
Saxon Asset Securities Trust, 2003-1 M1	1.258%	6/25/33	592,544	501,634	(a)
SLM Student Loan Trust, 2003-11 A4	0.579%	6/15/20	137,842	137,875	(a)
SLM Student Loan Trust, 2004-02 A4	0.445%	10/25/19	423,276	423,358	(a)
SLM Student Loan Trust, 2004-04 A4	0.445%	1/25/19	776,403	776,151	(a)
SLM Student Loan Trust, 2005-05 A2	0.395%	10/25/21	163,047	162,952	(a)
SLM Student Loan Trust, 2006-4 A4	0.395%	4/25/23	223,186	222,907	(a)
SLM Student Loan Trust, 2007-2 A2	0.315%	7/25/17	417,859	417,240	(a)
SLM Student Loan Trust, 2008-5 A2	1.415%	10/25/16	228,426	229,826	(a)
SLM Student Loan Trust, 2011-B A1	1.058%	12/16/24	612,334	613,907	(a)(c)
SLM Student Loan Trust, 2012-06 A1	0.380%	2/27/17	506,428	506,649	(a)
SLM Student Loan Trust, 2012-5 A1	0.408%	11/25/16	1,063,001	1,064,025	(a)
SLM Student Loan Trust, 2012-7 A1	0.369%	2/27/17	1,350,000	1,349,791	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	11

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2012-A A1	1.608%	8/15/25	$908,151	$918,630	(a)(c)
SLM Student Loan Trust, 2012-B A1	1.308%	12/15/21	563,850	568,341	(a)(c)
SLM Student Loan Trust, 2012-C A1	1.308%	8/15/23	694,746	699,721	(a)(c)
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	0.888%	1/25/34	118,169	96,299	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.888%	1/25/33	452,183	429,993	(a)
USAA Auto Owner Trust, 2012-1 A2	0.380%	6/15/15	190,000	190,072
Volkswagen Auto Lease Trust, 2012-A A2	0.660%	11/20/14	1,010,000	1,012,406
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	200,000	201,279
Total Asset-Backed Securities (Cost — $47,479,635)				45,391,661
Collateralized Mortgage Obligations — 20.8%
American Home Mortgage Assets, 2006-4 1A12	0.418%	10/25/46	3,276,708	1,882,303	(a)
Banc of America Mortgage Securities Inc., 2003-B 1A1	2.997%	3/25/33	39,762	40,457	(a)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.708%	3/25/35	502,136	485,166	(a)
Bear Stearns ARM Trust, 2004-12 1A1	2.821%	2/25/35	493,867	399,871	(a)
Bear Stearns ARM Trust, 2006-4 1A1	2.849%	10/25/36	281,428	214,834	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	1.308%	10/25/33	1,585,499	1,462,756	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.508%	8/25/35	12,430	9,734	(a)(c)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.498%	10/25/35	39,755	29,584	(a)(c)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.408%	1/25/36	17,703	13,490	(a)(c)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.438%	7/25/36	105,153	81,395	(a)(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2002-26 A4	0.708%	12/25/17	500,843	483,129	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-37 2A1	2.983%	9/25/33	568,553	564,364	(a)
Credit Suisse First Boston Commercial Mortgage Trust, 2003-C3 A5	3.936%	5/15/38	635,197	638,977
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.658%	6/25/34	572,017	517,200	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.762%	2/25/48	416,550	417,678	(a)(c)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.912%	12/29/45	973,206	972,038	(a)(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.051%	6/1/28	249,045	236,616	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T6 A3	3.839%	1/25/28	348,892	373,572	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	3.315%	3/25/42	2,453,994	2,616,019	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T3 2A	3.167%	8/25/43	2,301,353	2,413,676	(a)

See Notes to Financial Statements.

12	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	0.642%	3/25/27	$542,922	$536,606	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.508%	10/25/35	686,212	687,236	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.608%	8/25/33	1,287,302	1,292,028	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.064%	8/25/42	1,994,626	2,164,984	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.608%	5/25/42	320,711	319,622	(a)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	3.031%	6/25/30	554,543	571,053	(a)
First Union-Lehman Brothers Commercial Mortgage Trust, IO, 1997-C1	1.997%	4/18/29	288,000	491	(a)(d)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.715%	2/20/61	617,045	619,716	(a)
GS Mortgage Securities Corp. II, 2000-1A A	0.908%	3/20/23	429,614	369,353	(a)(c)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.260%	3/6/20	840,000	841,679	(a)(c)
Harborview Mortgage Loan Trust, 2004-2 2A1	0.728%	6/19/34	976,318	771,480	(a)
IMPAC CMB Trust, 2003-8 1A2	1.208%	10/25/33	75,919	69,481	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	1.008%	11/25/34	224,227	214,809	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	3.008%	10/25/35	1,645,818	1,281,127	(a)
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.183%	9/15/29	258,871	7,354	(a)(d)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.570%	10/15/35	1,179,128	46,531	(a)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.548%	2/25/35	462,428	467,783	(a)
Merrill Lynch Mortgage Trust, 2003-KEY1 A4	5.236%	11/12/35	700,000	721,916	(a)
Morgan Stanley Capital I, 2011-C1 A1	2.602%	9/15/47	615,193	633,820	(c)
NCUA Guaranteed Notes, 2011-R1 1A	0.609%	1/8/20	627,209	627,893	(a)
New York Mortgage Trust Inc., 2005-2 A	0.538%	8/25/35	755,764	731,284	(a)
Residential Accredit Loans Inc., 2003-QA1 A1	0.888%	12/25/33	1,203,180	1,200,605	(a)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	15,406	16,616
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	23,159	23,014
Residential Asset Securitization Trust, 2003-A5 A5	0.708%	6/25/33	282,739	279,354	(a)
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.658%	11/25/33	524,068	480,498	(a)
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.608%	5/25/34	455,394	431,557	(a)
Sequoia Mortgage Trust, 2002-9 2A	2.331%	9/20/32	452,868	436,566	(a)
Sequoia Mortgage Trust, 2003-2 A1	0.868%	6/20/33	416,509	403,291	(a)
Structured ARM Loan Trust, 2004-01 2A	0.518%	2/25/34	227,165	219,826	(a)
Structured ARM Loan Trust, 2004-02 1A1	3.218%	3/25/34	650,006	644,264	(a)
Structured ARM Loan Trust, 2004-17 A1	1.323%	11/25/34	877,914	863,179	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	13

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Structured Asset Mortgage Investments Inc., 2003-CL1 1F2	0.808%	7/25/32	$739,870	$682,339	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A2	0.588%	12/27/35	248,431	11,372	(a)
Structured Asset Securities Corp., 1998-3 M1	1.208%	3/25/28	828,236	805,303	(a)
Structured Asset Securities Corp., 1998-8 M1	1.148%	8/25/28	1,684,323	1,594,359	(a)
Structured Asset Securities Corp., 2002-11A 1A1	2.305%	6/25/32	166,006	162,335	(a)
Structured Asset Securities Corp., 2002-18A 1A1	3.118%	9/25/32	70,843	70,421	(a)
Structured Asset Securities Corp., 2003-08 2A9	0.708%	4/25/33	230,171	224,836	(a)
Structured Asset Securities Corp., 2005-RF3 2A	3.511%	6/25/35	1,429,992	1,281,305	(a)(c)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.108%	3/25/44	191,692	176,554	(a)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.965%	8/20/35	980,829	806,126	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.358%	6/25/33	1,268,731	1,236,574	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR02 A	1.560%	4/25/44	581,183	539,216	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.120%	8/25/46	1,413,841	753,231	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR07 2A	1.140%	7/25/46	2,923,100	2,169,493	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A1	2.679%	11/25/34	1,404,846	1,418,483	(a)
Total Collateralized Mortgage Obligations (Cost — $47,377,942)				43,759,822
Collateralized Senior Loans — 4.1%
Consumer Discretionary — 3.3%
Auto Components — 0.1%
Allison Transmission Inc., Term Loan B	2.710%	8/7/14	233,769	234,451	(e)
Hotels, Restaurants & Leisure — 1.1%
Aramark Corp., Extended Term Loan B	3.459%	7/26/16	608,838	610,585	(e)
Aramark Corp., Non-Extended Synthetic letter of Credit	2.089%	1/27/14	279,758	280,351	(e)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	9,875	10,294	(e)
Golden Nugget Inc., New Delayed Draw Term Loan	3.270%	6/30/14	993,005	956,595	(e)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.710%	11/23/16	108,047	108,209	(e)
Las Vegas Sands LLC, Extended Term Loan B	2.710%	11/23/16	427,778	428,419	(e)
Total Hotels, Restaurants & Leisure				2,394,453
Media — 1.2%
Cengage Learning Acquisitions Inc., Extended Term Loan	5.710%	7/5/17	665,001	495,544	(e)

See Notes to Financial Statements.

14	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Charter Communications Operating LLC, Extended Term Loan C	3.460%	9/6/16	$658,012	$662,125	(e)
Charter Communications Operating LLC, Term Loan D	4.000%	5/15/19	497,500	502,009	(e)
Univision Communications Inc., Extended Term Loan	4.459%	3/31/17	698,841	683,489	(e)
UPC Financing Partnership, Term Loan T	3.712%	12/30/16	85,406	85,064	(e)
Total Media				2,428,231
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Extended Term Loan	4.750%	5/16/18	925,000	927,889	(e)
Specialty Retail — 0.5%
Michaels Stores Inc., Term Loan B2	4.875-4.938%	7/29/16	925,337	935,913	(e)
Total Consumer Discretionary				6,920,937
Health Care — 0.0%
Health Care Providers & Services — 0.0%
Community Health Systems Inc., Term Loan	3.811-3.862%	1/25/17	56,807	57,245	(e)
Industrials — 0.3%
Commercial Services & Supplies — 0.3%
Altegrity Inc., Term Loan	2.958%	2/21/15	568,075	530,440	(e)
Marine — 0.0%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	1,875	1,875	(d)(e)
Trico Shipping AS, New Term Loan B	—	5/13/14	3,300	3,300	(d)(f)
Total Marine				5,175
Total Industrials				535,615
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., Extended Term Loan B	4.208%	3/23/18	395,228	377,160	(e)
First Data Corp., Non-Extended Term Loan B2	2.958%	9/24/14	21,270	21,293	(e)
Total Information Technology				398,453
Utilities — 0.3%
Electric Utilities — 0.3%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.709-4.810%	10/10/17	930,144	605,627	(e)
Total Collateralized Senior Loans (Cost — $9,003,317)				8,517,877
Corporate Bonds & Notes — 21.8%
Consumer Discretionary — 1.5%
Automobiles — 0.9%
Daimler Finance NA LLC, Senior Notes	1.599%	9/13/13	650,000	654,131	(a)(c)
Daimler Finance NA LLC, Senior Notes	1.130%	4/10/14	150,000	150,534	(a)(c)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	15

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Automobiles — continued
Volkswagen International Finance NV, Senior Notes	1.126%	3/21/14	$230,000	$231,307	(a)(c)
Volkswagen International Finance NV, Senior Notes	0.970%	4/1/14	840,000	843,149	(a)(c)
Total Automobiles				1,879,121
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.500%	4/1/27	20,000	21,400
Hotels, Restaurants & Leisure — 0.1%
Caesar’s Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	30,000	23,175
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	40,000	43,175
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	41,784	44,918	(c)(g)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	15,000	16,837
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	35,000	38,587
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	20,000	21,300	(c)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	10,000	11,088
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	10,000	11,400
Total Hotels, Restaurants & Leisure				210,480
Media — 0.0%
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	20,000	21,550	(c)
Multiline Retail — 0.5%
Target Corp., Senior Notes	0.377%	1/11/13	140,000	140,066	(a)
Target Corp., Senior Notes	0.495%	7/18/14	810,000	812,964	(a)
Total Multiline Retail				953,030
Total Consumer Discretionary				3,085,581
Consumer Staples — 1.1%
Beverages — 0.6%
Coca-Cola Co., Senior Notes	0.344%	3/14/14	800,000	800,389	(a)
PepsiCo Inc., Senior Notes	0.390%	5/10/13	430,000	430,391	(a)
Total Beverages				1,230,780
Food & Staples Retailing — 0.3%
Safeway Inc., Senior Notes	1.904%	12/12/13	670,000	670,194	(a)
Food Products — 0.2%
Campbell Soup Co., Senior Notes	0.613%	8/1/14	310,000	311,319	(a)
Tobacco — 0.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	10,000	10,412
Total Consumer Staples				2,222,705
Energy — 0.3%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	15,000	16,013	(c)

See Notes to Financial Statements.

16	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Energy Equipment & Services — continued
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	$90,000	$90,675
Total Energy Equipment & Services				106,688
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	65,000	70,200
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	40,000	40,150
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	42,900
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	140,000	160,718
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	60,000	67,723	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	10,000	11,200
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	20,000	19,950
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	37,000	50,549
Total Oil, Gas & Consumable Fuels				463,390
Total Energy				570,078
Financials — 14.4%
Capital Markets — 4.5%
Credit Suisse AG, Senior Notes	1.300%	1/14/14	2,750,000	2,768,213	(a)
Credit Suisse AG/Guernsey, Senior Secured Bonds	1.625%	3/6/15	500,000	511,039	(c)
Goldman Sachs Group Inc., Senior Notes	1.312%	2/7/14	1,250,000	1,253,445	(a)
Morgan Stanley, Medium-Term Notes	0.651%	1/9/14	2,000,000	1,983,142	(a)
Morgan Stanley, Senior Notes	2.810%	5/14/13	1,320,000	1,331,215	(a)
NIBC Bank NV, Senior Notes	0.798%	12/2/14	1,570,000	1,565,508	(a)(c)
Total Capital Markets				9,412,562
Commercial Banks — 5.5%
BNP Paribas SA, Senior Notes	1.250%	1/10/14	550,000	551,523	(a)
Commonwealth Bank of Australia, Senior Notes	1.185%	9/18/15	850,000	855,988	(a)(c)
Danske Bank A/S, Senior Notes	1.390%	4/14/14	690,000	683,754	(a)(c)
Dexia Credit Local, Senior Notes	0.793%	4/29/14	910,000	897,704	(a)(c)
Dexia Credit Local NY, Senior Notes	0.814%	3/5/13	1,400,000	1,376,900	(a)(c)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	1,100,000	1,174,989	(c)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	520,000	524,493	(c)
Nordea Eiendomskreditt AS, Secured Bonds	0.771%	4/7/14	1,390,000	1,389,480	(a)(c)
Wachovia Corp., Senior Notes	0.503%	8/1/13	1,250,000	1,251,735	(a)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,590,000	1,658,833	(c)
Westpac Banking Corp., Senior Notes	1.129%	9/25/15	1,140,000	1,146,825	(a)
Total Commercial Banks				11,512,224
Consumer Finance — 1.6%
Ally Financial Inc., Notes	2.200%	12/19/12	2,180,000	2,181,707

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	17

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — continued
American Honda Finance Corp., Bonds	0.762%	5/8/14	$1,100,000	$1,105,383	(a)(c)
Total Consumer Finance				3,287,090
Diversified Financial Services — 2.0%
Citigroup Inc., Senior Notes	6.000%	12/13/13	670,000	705,213
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,270,000	1,271,170
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	160,825
NCUA Guaranteed Notes, Senior Notes	0.229%	6/12/13	780,000	779,961	(a)
SSIF Nevada LP, Senior Notes	1.040%	4/14/14	1,400,000	1,407,036	(a)(c)
Total Diversified Financial Services				4,324,205
Insurance — 0.8%
American International Group Inc., Senior Notes	3.750%	11/30/13	620,000	637,463	(c)
MetLife Inc., Senior Notes	1.563%	8/6/13	800,000	806,549	(a)
Metropolitan Life Global Funding I, Senior Secured Notes	0.731%	3/19/14	300,000	300,373	(a)(c)
Total Insurance				1,744,385
Total Financials				30,280,466
Health Care — 1.7%
Health Care Providers & Services — 0.3%
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	563,000	633,375
US Oncology Inc. Escrow	—	—	20,000	400	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	20,000	20,875
Total Health Care Providers & Services				654,650
Pharmaceuticals — 1.4%
AbbVie Inc., Senior Notes	1.072%	11/6/15	1,290,000	1,299,480	(a)(c)
Johnson & Johnson, Senior Notes	0.400%	5/15/14	900,000	901,787	(a)
Sanofi, Senior Notes	0.672%	3/28/14	700,000	702,647	(a)
Total Pharmaceuticals				2,903,914
Total Health Care				3,558,564
Industrials — 0.4%
Aerospace & Defense — 0.4%
United Technologies Corp., Senior Notes	0.688%	12/2/13	780,000	782,278	(a)
Airlines — 0.0%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	40,000	41,300	(c)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	19,252	21,056
Total Airlines				62,356

See Notes to Financial Statements.

18	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Road & Rail — 0.0%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	$49,000	$54,206
Total Industrials				898,840
Information Technology — 0.1%
IT Services — 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	140,000	141,750	(c)
Materials — 0.0%
Paper & Forest Products — 0.0%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	50,000	53,500
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	30,000	31,050
Total Materials				84,550
Telecommunication Services — 1.3%
Diversified Telecommunication Services — 1.2%
British Telecommunications PLC, Senior Notes	1.504%	12/20/13	900,000	906,320	(a)
Qwest Corp., Senior Notes	3.639%	6/15/13	180,000	182,062	(a)
Verizon Communications Inc., Senior Notes	0.972%	3/28/14	1,350,000	1,358,927	(a)
Total Diversified Telecommunication Services				2,447,309
Wireless Telecommunication Services — 0.1%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	15,000	15,938
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	190,000	196,650
Total Wireless Telecommunication Services				212,588
Total Telecommunication Services				2,659,897
Utilities — 1.0%
Electric Utilities — 0.1%
DPL Inc., Senior Notes	7.250%	10/15/21	110,000	116,600
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	7.750%	10/15/15	220,000	248,050
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	728,000	815,360
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	108,147
Total Independent Power Producers & Energy Traders				1,171,557
Multi-Utilities — 0.4%
DTE Energy Co., Senior Notes	1.118%	6/3/13	370,000	370,906	(a)
PG&E Corp., Senior Notes	5.750%	4/1/14	470,000	500,049
Total Multi-Utilities				870,955
Total Utilities				2,159,112
Total Corporate Bonds & Notes (Cost — $45,247,930)				45,661,543

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	19

Western Asset Adjustable Rate Income Fund

Security			Shares	Value
Common Stocks — 0.1%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Tropicana Entertainment Inc.			17,545	$249,139	*
Industrials — 0.0%
Marine — 0.0%
DeepOcean Group Holding AS			886	16,840	*(b)(d)
Total Common Stocks (Cost — $311,763)				265,979
Total Investments before Short-Term Investments (Cost — $210,825,976)				205,848,489

	Rate	Maturity Date	Face Amount
Short-Term Investments — 2.2%
U.S. Government Agencies — 0.4%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $849,366)	0.220%	4/2/13	$850,000	849,688	(h)
Repurchase Agreements — 1.8%
Barclays Capital Inc., repurchase agreement dated 11/30/12; Proceeds at maturity — $2,700,034; (Fully collateralized by U.S. government obligations, 0.625% due 8/31/17; Market value — $2,808,160)	0.150%	12/3/12	2,700,000	2,700,000
State Street Bank & Trust Co. repurchase agreement dated 11/30/12; Proceeds at maturity — $1,018,001 (Fully collateralized by U.S. Treasury Notes, 1.500% due 6/30/16; Market Value — $1,039,451)	0.010%	12/3/12	1,018,000	1,018,000
Total Repurchase Agreements				3,718,000
Total Short-Term Investments (Cost — $4,567,366)				4,567,688
Total Investments — 100.3% (Cost — $215,393,342#)				210,416,177
Liabilities in Excess of Other Assets — (0.3)%				(606,554)
Total Net Assets — 100.0%				$209,809,623

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Illiquid security.

(e)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	All or a portion of this loan is unfunded as of November 30, 2012.

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

20	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Adjustable Rate Income Fund

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CMB	— Cash Management Bill
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

Schedule of Written Options
Security	Expiration Date	Strike Rate	Notional Par	Value
Interest rate swaption with Credit Suisse, Put (Premiums received — $258,496)	8/26/14	2.50%	$61,364,000	$13,380

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

November 30, 2012

Assets:
Investments, at value (Cost — $215,393,342)	$210,416,177
Cash	805
Receivable for securities sold	1,152,438
Interest receivable	421,494
Principal paydown receivable	52,988
Receivable for Fund shares sold	47,130
Deposits with brokers for open futures contracts	35,396
Prepaid expenses	47,526
Other receivables	25,809
Total Assets	212,199,763

Liabilities:
Payable for securities purchased	2,002,641
Payable for Fund shares repurchased	138,995
Investment management fee payable	77,717
Service and/or distribution fees payable	63,296
Written options, at value (premiums received — $258,496)	13,380
Payable to broker — variation margin on open futures contracts	2,137
Accrued expenses	91,974
Total Liabilities	2,390,140
Total Net Assets	$209,809,623

Net Assets:
Par value (Note 7)	$236
Paid-in capital in excess of par value	257,635,035
Undistributed net investment income	261,230
Accumulated net realized loss on investments and futures contracts	(43,347,992)
Net unrealized depreciation on investments, futures contracts and written options	(4,738,886)
Total Net Assets	$209,809,623

See Notes to Financial Statements.

22	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited) (cont’d)

November 30, 2012

Shares Outstanding:
Class A	15,811,634
Class B	36,324
Class C	13,674
Class C1†	6,217,593
Class I	1,569,571

Net Asset Value:
Class A (and redemption price)	$8.89
Class B*	$8.63
Class C*	$8.89
Class C1† (and redemption price)	$8.84
Class I (and redemption price)	$8.87
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$9.09

†	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	23

Statement of operations (unaudited)

For the Six Months Ended November 30, 2012

Investment Income:
Interest	$1,963,769
Dividends	75
Less: Foreign taxes withheld	(240)
Total Investment Income	1,963,604

Expenses:
Investment management fee (Note 2)	532,068
Service and/or distribution fees (Notes 2 and 5)	401,243
Transfer agent fees (Note 5)	49,418
Registration fees	33,892
Audit and tax	27,568
Shareholder reports	18,229
Legal fees	16,290
Fund accounting fees	11,241
Insurance	3,126
Trustees’ fees	1,853
Custody fees	1,110
Miscellaneous expenses	2,352
Total Expenses	1,098,390
Net Investment Income	865,214

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Written Options (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(4,319,771)
Futures contracts	(1,793)
Net Realized Loss	(4,321,564)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	8,548,899
Futures contracts	(352)
Written options	51,744
Change in Net Unrealized Appreciation (Depreciation)	8,600,291
Net Gain on Investments, Futures Contracts and Written Options	4,278,727
Increase in Net Assets from Operations	$5,143,941

See Notes to Financial Statements.

24	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2012 (unaudited) and the Year Ended May 31, 2012	November 30	May 31

Operations:
Net investment income	$865,214	$1,856,278
Net realized loss	(4,321,564)	(3,202,348)
Change in net unrealized appreciation (depreciation)	8,600,291	2,179,855
Increase in Net Assets From Operations	5,143,941	833,785

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(683,310)	(2,111,169)
Decrease in Net Assets From Distributions to Shareholders	(683,310)	(2,111,169)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	3,617,877	12,947,111
Reinvestment of distributions	677,379	2,066,569
Cost of shares repurchased	(22,035,734)	(52,702,042)
Decrease in Net Assets From Fund Share Transactions	(17,740,478)	(37,688,362)
Decrease in Net Assets	(13,279,847)	(38,965,746)

Net Assets:
Beginning of period	223,089,470	262,055,216
End of period*	$209,809,623	$223,089,470
* Includes undistributed net investment income of:	$261,230	$79,326

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	25

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2012[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$8.71	$8.74	$8.44	$7.56	$ 8.83	$9.50

Income (loss) from operations:
Net investment income	0.04	0.08	0.09	0.11	0.27	0.42
Net realized and unrealized gain (loss)	0.17	(0.02)	0.35	0.90	(1.25)	(0.64)
Proceeds from settlement of a regulatory matter	—	—	—	0.02	—	—
Total income (loss) from operations	0.21	0.06	0.44	1.03	(0.98)	(0.22)

Less distributions from:
Net investment income	(0.03)	(0.09)	(0.14)	(0.15)	(0.29)	(0.45)
Total distributions	(0.03)	(0.09)	(0.14)	(0.15)	(0.29)	(0.45)

Net asset value, end of period	$8.89	$8.71	$8.74	$8.44	$7.56	$8.83
Total return[3]	2.46%	0.69%	5.20%	13.66%[4]	(11.20)%	(2.41)%[5]

Net assets, end of period (millions)	$141	$152	$171	$170	$162	$176

Ratios to average net assets:
Gross expenses	0.86%[6]	0.91%	0.90%	0.90%	0.87%	0.87%
Net expenses[7]	0.86 [6]	0.91	0.90	0.90	0.87	0.87
Net investment income	0.93 [6]	0.93	1.03	1.37	3.46	4.56

Portfolio turnover rate	22%	30%	43%	53%	23%[8]	27%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2012 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.39%. Class A received $440,897 related to this distribution.

[5]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133% and 229% for the years ended May 31, 2009 and May 31, 2008, respectively.

See Notes to Financial Statements.

26	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class B Shares[1]	2012[2]		2012	2011	2010	2009	2008

Net asset value, beginning of period	$8.47		$8.50	$8.46	$7.49	$8.74	$9.41

Income (loss) from operations:
Net investment income	0.00	[3]	0.00 [3]	0.02	0.03	0.22	0.36
Net realized and unrealized gain	0.16		(0.02)	0.34	0.89	(1.24)	(0.65)
Proceeds from settlement of a regulatory matter	—		—	—	0.13	—	—
Total income (loss) from operations	0.16		(0.02)	0.36	1.05	(1.02)	(0.29)

Less distributions from:
Net investment income	(0.00)	[3]	(0.01)	(0.32)	(0.08)	(0.23)	(0.38)
Total distributions	(0.00)	[3]	(0.01)	(0.32)	(0.08)	(0.23)	(0.38)

Net asset value, end of period	$8.63		$8.47	$8.50	$8.46	$7.49	$8.74
Total return[4]	1.89%		(0.19)%	4.27%	14.02%[5]	(11.77)%	(3.15)%[6]

Net assets, end of period (000s)	$314		$310	$482	$672	$1,296	$2,757

Ratios to average net assets:
Gross expenses	1.80%[7]		1.80%	1.79%	1.75%	1.58%	1.57%
Net expenses[8]	1.80	[7]	1.80	1.79	1.75	1.58	1.57
Net investment income (loss)	(0.01)	[7]	0.04	0.18	0.42	2.84	3.93

Portfolio turnover rate	22%		30%	43%	53%	23%[9]	27%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2012 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.27%. Class B received $11,164 related to this distribution.

[6]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133% and 229% for the years ended May 31, 2009 and May 31, 2008, respectively.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	27

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2012[2]

Net asset value, beginning of period	$8.79

Income (loss) from operations:
Net investment income[3]	0.00
Net realized and unrealized gain	0.10
Total income from operations	0.10

Less distributions from:
Net investment income[3]	(0.00)
Total distributions[3]	(0.00)

Net asset value, end of period	$8.89
Total return[4]	1.14%

Net assets, end of period (000s)	$122

Ratios to average net assets:
Gross expenses[5]	1.56%
Net expenses[5,6,7]	1.56
Net investment income[5]	0.13

Portfolio turnover rate	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) through November 30, 2012.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

28	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class C1 Shares[1,2]	2012[3]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$8.66	$8.70	$8.41	$7.52	$8.78	$9.45

Income (loss) from operations:
Net investment income	0.01	0.03	0.04	0.07	0.23	0.37
Net realized and unrealized gain (loss)	0.18	(0.03)	0.35	0.89	(1.25)	(0.64)
Proceeds from settlement of a regulatory matter	—	—	—	0.03	—	—
Total income (loss) from operations	0.19	0.00	0.39	0.99	(1.02)	(0.27)

Less distributions from:
Net investment income	(0.01)	(0.04)	(0.10)	(0.10)	(0.24)	(0.40)
Total distributions	(0.01)	(0.04)	(0.10)	(0.10)	(0.24)	(0.40)

Net asset value, end of period	$8.84	$8.66	$8.70	$8.41	$7.52	$8.78
Total return[4]	2.17%	0.00%[5]	4.65%	13.21%[6]	(11.69)%	(3.00)%[7]

Net assets, end of period (millions)	$55	$58	$75	$74	$68	$108

Ratios to average net assets:
Gross expenses	1.45%[8]	1.50%	1.48%	1.47%	1.45%	1.44%
Net expenses[9]	1.45 [8]	1.50	1.48	1.47	1.45	1.44
Net investment income	0.34 [8]	0.35	0.46	0.79	2.93	4.04

Portfolio turnover rate	22%	30%	43%	53%	23%[10]	27%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	For the six months ended November 30, 2012 (unaudited).

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.81%. Class C1 received $296,958 related to this distribution.

[7]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133% and 229% for the years ended May 31, 2009 and May 31, 2008, respectively.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	29

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2012[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$8.69	$8.72	$8.41	$7.55	$8.81	$9.49

Income (loss) from operations:
Net investment income	0.05	0.10	0.10	0.13	0.31	0.45
Net realized and unrealized gain (loss)	0.17	(0.02)	0.34	0.89	(1.26)	(0.66)
Total income (loss) from operations	0.22	0.08	0.44	1.02	(0.95)	(0.21)

Less distributions from:
Net investment income	(0.04)	(0.11)	(0.13)	(0.16)	(0.31)	(0.47)
Total distributions	(0.04)	(0.11)	(0.13)	(0.16)	(0.31)	(0.47)

Net asset value, end of period	$8.87	$8.69	$8.72	$8.41	$7.55	$8.81
Total return[3]	2.56%	0.95%	5.23%	13.63%	(10.88)%	(2.26)%[4]

Net assets, end of period (000s)	$13,919	$13,344	$15,814	$14,795	$8,588	$16,792

Ratios to average net assets:
Gross expenses	0.66%[5]	0.65%	0.73%	0.73%	0.61%	0.61%
Net expenses[6]	0.66 [5,7]	0.65 [7]	0.73 [7]	0.71 [7,8]	0.61	0.61
Net investment income	1.13 [5]	1.19	1.16	1.59	3.82	4.85

Portfolio turnover rate	22%	30%	43%	53%	23%[9]	27%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2012 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85% through July 31, 2012. Effective August 1, 2012, the expense limitation did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133% and 229% for the years ended May 31, 2009 and May 31, 2008, respectively.

See Notes to Financial Statements.

30	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Adjustable Rate Income Fund (formerly Legg Mason Western Asset Adjustable Rate Income Fund ) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	31

value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

32	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. government & agency obligations	—	$62,251,607	—	$62,251,607
Asset-backed securities	—	45,391,661	—	45,391,661
Collateralized mortgage obligations	—	43,759,822	—	43,759,822
Collateralized senior loans	—	8,517,877	—	8,517,877
Corporate bonds & notes	—	45,661,543	—	45,661,543
Common stocks	—	249,139	$16,840	265,979
Total long-term investments	—	$205,831,649	$16,840	$205,848,489
Short-term investments†	—	4,567,688	—	4,567,688
Total investments	—	$210,399,337	$16,840	$210,416,177
Other financial instruments:
Futures contracts	$729	—	—	$729
Total	$729	$210,399,337	$16,840	$210,416,906

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$13,380	—	$13,380
Futures contracts	$7,566	—	—	7,566
Total	$7,566	$13,380	—	$20,946

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	33

the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

34	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	35

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower.

36	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of November 30, 2012, the Fund held written options with credit related contingent features which had a liability position of $13,380. If a contingent feature in

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	37

the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

38	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Prior to August 1, 2012, under the investment management agreement, the Fund paid an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Prior to August 1, 2012, as a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. Effective August 1, 2012, as a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of Class C and Class I shares did not exceed 1.70% and 0.65% respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	39

by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months of purchase payment. There is no CDSC on Class C1 shares (On August 1, 2012, Class C shares were reclassified as Class C1 shares). However, if you exchange Class C1 shares (formerly Class C shares) that were not subject to a CDSC when initially purchased for Class C1 shares (formerly Class C shares) of a fund that imposes a CDSC, your CDSC will be measured from the date of your exchange. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other share of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1(formerly class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

For the six months ended November 30, 2012, LMIS and its affiliates received sales charges of $173 on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the six months ended November 30, 2012.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended November 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$25,499,278	$21,138,881
Sales	44,908,859	14,356,139

At November 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,488,069
Gross unrealized depreciation	(7,465,234)
Net unrealized depreciation	$(4,977,165)

During the six months ended November 30, 2012, written option transactions for the Fund were as follows:

	Notional Par	Premiums
Written options, outstanding as of May 31, 2012	61,364,000	$258,496
Options written	—	—
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of November 30, 2012	61,364,000	$258,496

40	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At November 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	4	3/13	$498,146	$498,875	$729
Contracts to Sell:
U.S. Treasury 2-Year Notes	78	3/13	17,187,778	17,195,344	(7,566)
Net unrealized loss on open futures contracts					$(6,837)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2012.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$729

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$13,380
Futures contracts[2]	7,566
Total	$20,946

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(1,793)

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	41

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Written options	$51,744
Futures contracts	(352)
Total	$51,392

During the six months ended November 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$35,973
Futures contracts (to buy)	497,830
Futures contracts (to sell)	17,194,473

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class C1 (On August 1, 2012, Class C shares were reclassified as Class C1 shares) shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and C1 (On August 1, 2012, Class C shares were reclassified as Class C1 shares) shares calculated at the annual rate of 0.50%, 0.75% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$186,217	$12,582
Class B	1,181	724
Class C*	345	10
Class C1‡	213,500	31,518
Class I	—	4,584
Total	$401,243	$49,418

*	For the period August 1 ,2012 (inception date) through November 30, 2012.

‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

42	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended November 30, 2012	Year Ended May 31, 2012
Net Investment Income:
Class A	$567,644	$1,628,912
Class B	—	695
Class C*	5	—
Class C1‡	50,142	292,887
Class I	65,519	188,675
Total	$683,310	$2,111,169

*	For the period August 1 ,2012 (inception date) through November 30, 2012.

‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

7. Shares of beneficial interest

At November 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2012			Year Ended May 31, 2012
	Shares		Amount	Shares	Amount
Class A
Shares sold	239,739		$2,111,956	697,781	$6,048,912
Shares issued on reinvestment	63,710		562,896	185,046	1,598,189
Shares repurchased	(1,897,545)		(16,812,428)	(3,060,646)	(26,418,330)
Net decrease	(1,594,096)		$(14,137,576)	(2,177,819)	$(18,771,229)

Class B
Shares sold	1,071		$9,218	3,772	$31,548
Shares issued on reinvestment	—		—	73	609
Shares repurchased	(1,297)		(11,185)	(23,956)	(201,094)
Net decrease	(226)		$(1,967)	(20,111)	$(168,937)

Class C*
Shares sold	14,892		$131,472	—	—
Shares issued on reinvestment	0	†	5	—	—
Shares repurchased	(1,218)		(10,826)	—	—
Net increase	13,674		$120,651	—	—

Class C1‡
Shares sold	43,238		$375,672	290,101	$2,498,250
Shares issued on reinvestment	5,678		49,879	33,211	285,091
Shares repurchased	(506,954)		(4,450,120)	(2,221,808)	(19,123,744)
Net decrease	(458,038)		$(4,024,569)	(1,898,496)	$(16,340,403)

Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report	43

	Six Months Ended November 30, 2012		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	112,177	$989,559	508,307	$4,368,401
Shares issued on reinvestment	7,322	64,599	21,196	182,680
Shares repurchased	(85,133)	(751,175)	(807,071)	(6,958,874)
Net increase (decrease)	34,366	$302,983	(277,568)	$(2,407,793)

*	For the period August 1 ,2012 (inception date) through November 30, 2012.

†	Represents less than 1 share.

‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

8. Capital loss carryforward

As of May 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Date of Expiration	Amount
No expiration	$(8,634,092)	*
5/31/2013	(8,149,308)
5/31/2014	(3,051,377)
5/31/2015	(5,957,766)
5/31/2016	(2,860,722)
5/31/2018	(7,083,430)
5/31/2019	(2,125,046)
	$(37,861,741)

These amounts will be available to offset any future taxable capital gains.

*	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

44	Western Asset Adjustable Rate Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

Note 10. Subsequent event

All outstanding Class B shares of the Fund were converted into Class A shares of the Fund, at the close of business, on December 14, 2012.

Western Asset Adjustable Rate Income Fund	45

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2012, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Adjustable Rate Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

46	Western Asset Adjustable Rate Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Western Asset Adjustable Rate Income Fund	47

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as short investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 5- and 10-year periods ended June 30, 2012 was below the median and that its performance for the 3-year period ended June 30, 2012 was above the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods. The Board also noted the Fund’s improved more recent performance.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadviser to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

48	Western Asset Adjustable Rate Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as short investment-grade debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board considered that the Fund’s management fee rate was decreased effective August 1, 2012. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2014.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant during the past year. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee does not have breakpoints.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

Western Asset Adjustable Rate Income Fund	49

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Adjustable Rate Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0301 1/13 SR12-1832

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	(1) Not applicable.

Exhibit	99.CODE ETH

(a)	(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit	99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit	99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	January 25, 2013

By:	/s/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Income Trust

Date:	January 25, 2013